Exhibit 32.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of LIGHTEN UP ENTERPRISES INTERNATIONAL, INC. (the "Company") on Form 10-KSB for the Company's fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Mary E. Ross, a director of the Company and its Secretary/Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Annual Report on Form 10-KSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.

           LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.

Dated: 3/3, 2004                  /s/ Mary E. Ross
                                  -------------------------------
                                  Mary E. Ross,
                                  Secretary/Treasurer and Director